Supplement dated July 13, 2026

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses, each dated April 27, 2026, as supplemented, for:

Apex VUL®
On or prior to April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in all states.
After April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in California and New York
and C.M. Life Insurance Company in all other states.

to the Prospectus and Updating Summary Prospectus, each dated April 27, 2026, as supplemented, for:

Variable Universal Life III

Issued by Massachusetts Mutual Life Insurance Company

to the Prospectuses and Updating Summary Prospectuses, each dated April 27, 2026, for:

Variable Universal Life II
Issued by Massachusetts Mutual Life Insurance Company

Variable Universal Life
Issued by Massachusetts Mutual Life Insurance Company in California and New York
and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective July 1, 2026, this supplement amends certain information in the above-referenced prospectuses. The information for the MML VIP Wellington Small Cap Growth Equity Fund in Appendix A of the prospectuses is deleted and replaced with the following:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.94%(*)	7.34%	2.67%	10.59%

(*)	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216, 8 a.m.–5 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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